UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 1, 2019

Heat Biologics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

801 Capitola Drive

Durham, NC  27713

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01  Regulation FD Disclosure.

Heat Biologics, Inc. (the “Company”) presented the information in the presentation poster attached hereto as Exhibit 99.1 at the American Association of Cancer Research Annual Meeting 2019 on April 1, 2019 in Atlanta, Georgia.

The furnishing of the attached presentation is not an admission as to the materiality of any information therein. The information contained in the poster is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01  Other Events.

On April 2, 2019, the Company issued a press release announcing the presentation of an animal study that demonstrated the combination of mouse HS-110 and mouse HS-130 yielded a three-fold increase in anti-tumor CD8+ T-cell expansion in a poster presentation at the American Association of Cancer Research Annual Meeting 2019 on April 1, 2019 in Atlanta, Georgia. A copy of the press release regarding this presentation is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Heat Biologics, Inc. poster presentation

99.2	Press Release of Heat Biologics, Inc. dated April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2019	HEAT BIOLOGICS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Heat Biologics, Inc. poster presentation

99.2	Press Release of Heat Biologics, Inc. dated April 2, 2019